Exhibit 99.1

Certain statements made in this presentation may constitute “forward-looking statements” within the meaning of the U.S. federal securities laws, as amended, regarding the expectations of management with respect to our future operating results and other future events including revenues and profitability. The Company cautions that these statements are based on management’s current knowledge and expectations and are subject to certain risks and uncertainties, many of which are outside of the control of the Company, that could cause actual results and events to differ materially from the statements made herein. Such risks and uncertainties include, but are not limited to, the following: the impact of the military conflict in Ukraine, including supply chain disruptions, volatility in commodity prices, increased economic uncertainty and escalating geopolitical tensions; our extensive commercial arrangements with The Coca-Cola Company (TCCC) and, as a result, our future performance’s substantial dependence on the success of our relationship with TCCC; our ability to implement our growth strategy, including expanding our business in existing and new sectors; the inherent operational risks presented by the alcoholic beverage industry that may not be adequately covered by insurance or lead to litigation relating to the abuse or misuse of our products; our ability to successfully integrate Bang Energy® businesses and assets, transition the acquired beverages to the Company’s primary distributors, and retain and increase sales of the acquired beverages; exposure to significant liabilities due to litigation, legal or regulatory proceedings; intellectual property injunctions; unanticipated litigation concerning the Company’s products; the current uncertainty and volatility in the national and global economy and changes in demand due to such economic conditions; changes in consumer preferences; adverse publicity surrounding obesity, alcohol consumption and other health concerns related to our products, product safety and quality; activities and strategies of competitors, including the introduction of new products and competitive pricing and/or marketing of similar products; changes in the price and/or availability of raw materials; other supply issues, including the availability of products and/or suitable production facilities including limitations on co-packing availability including retort production; disruption to our manufacturing facilities and operations related to climate, labor, production difficulties, capacity limitations, regulations or other causes; product distribution and placement decisions by retailers; the effects of retailer and/or bottler/distributor consolidation on our business; unilateral decisions by bottlers/distributors, buying groups, convenience chains, grocery chains, mass merchandisers, specialty chain stores, e-commerce retailers, e-commerce websites, club stores and other customers to discontinue carrying all or any of our products that they are carrying at any time, restrict the range of our products they carry, impose restrictions or limitations on the sale of our products and/or the sizes of containers for our products and/or devote less resources to the sale of our products; changes in governmental regulation; the imposition of new and/or increased excise sales and/or other taxes on our products; our ability to adapt to the changing retail landscape with the rapid growth in e-commerce retailers and e-commerce websites; the impact of proposals to limit or restrict the sale of energy or alcohol drinks to minors and/or persons below a specified age and/or restrict the venues and/or the size of containers in which energy or alcohol drinks can be sold; possible recalls of our products and/or the consequences and costs of defective production; or our ability to absorb, reduce or pass on to our bottlers/distributors increases in commodity costs, including freight costs. For a more detailed discussion of these and other risks that could affect our operating results, see the Company’s reports filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2022 and our subsequently filed quarterly reports. The Company’s actual results could differ materially from those contained in the forward-looking statements. The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. SAFE HARBOR STATEMENT

BEVERAGE LANDSCAPE TOTAL U.S. ALL CHANNELS ALL MEASURED CHANNELS SNAPSHOT 13WKS Source: Nielsen Syndicated db Total US xAOC + Conv 13 weeks ending 12/30/2023 $ SHARE CYA SPARKLING SOFT DRINKS 0.1% WATER -0.1% ENERGY DRINKS 0.9% JUICE/JUICE DRINKS -0.5% SPORT DRINKS 0.0% RTD TEA -0.1% RTD COFFEE -0.3% $ CHG YA $861.2M $ % CHG YA 3.2% TOTAL BEVERAGE SPARKLING SOFT DRINKS 37.2% WATER 20.6% ENERGY DRINKS 18.4% JUICE/JUICE DRINKS 10.4% SPORT DRINKS 7.6% RTD TEA 3.5% RTD COFFEE 2.3% TOTAL NON-ALC BEVERAGE BY CATEGORY $ SHARE SPARKLING SOFT DRINKS WATER ENERGY DRINKS JUICE/JUICE DRINKS SPORT DRINKS RTD TEA RTD COFFEE $ CHG YA $352.1M $156.8M $387.5M -$43.0M $57.2M $4.4M -$53.9M $ % CHG YA 3.6% 2.9% 8.3% -1.5% 2.8% 0.5% -7.8% $352.1M $156.8M $387.5M -$43.0M $57.2M $4.4M -$53.9M TOTAL NON-ALC BEVERAGE BY CATEGORY

BRAND PERFORMANCE TOTAL U.S. ALL CHANNELS ALL MEASURED CHANNELS SNAPSHOT 13WKS Source: Nielsen Total US xAOC + Conv 13 weeks ending 12/30/2023 TNA Energy Products $ $ % Chg YA Units Units % Chg YA $ Shr $ Shr Chg YA TNA ENERGY $5,124,357,027 7.9% 1,598,981,434 6.6% 100.0 0.0 TNA TOTAL MEC $1,793,156,483 3.8% 556,151,670 2.9% 35.0 -1.4 TNA MONSTER $1,516,603,734 2.2% 461,627,206 0.9% 29.6 -1.6 TNA REIGN $133,858,333 27.6% 47,941,189 31.2% 2.6 0.4 TNA NOS $114,975,123 6.8% 36,125,225 3.2% 2.2 0.0 TNA FULL THROTTLE $27,618,968 5.4% 10,418,118 9.5% 0.5 0.0 TNA RED BULL $1,710,511,535 2.8% 483,882,408 1.2% 33.4 -1.6 TNA CELSIUS $453,330,361 126.5% 151,168,887 115.8% 8.8 4.6 TNA 5-HOUR $176,587,532 -6.5% 39,232,060 -8.1% 3.4 -0.5 TNA ROCKSTAR $162,416,955 -4.8% 72,447,266 -8.2% 3.2 -0.4 TNA C4 $146,204,909 63.0% 49,789,150 53.9% 2.9 1.0 TNA STARBUCKS $132,093,340 -15.8% 34,967,583 -21.0% 2.6 -0.7 TNA ALANI NU $130,209,138 53.0% 41,849,763 63.0% 2.5 0.7 TNA GHOST $130,865,833 60.0% 46,272,634 58.1% 2.6 0.8 TNA BANG $63,388,798 -63.1% 22,522,446 -64.3% 1.2 -2.4 TNA PRIME ENERGY $27,007,303 - 9,308,280 - 0.5 0.5 TNA FAST TWITCH $22,193,607 - 8,596,476 - 0.4 0.4 TNA ALL OTHER $176,391,233 -18.0% 82,792,810 -12.8% 3.4 -1.1

Source: Nielsen Total US xAOC + Conv TNA Energy ENERGY CATEGORY TOTAL U.S. DOLLAR SHARE – ALL MEASURED CHANNELS 0 5 10 15 20 25 30 35 40 JAN 22 FEB 22 MAR 22 APR 22 MAY 22 JUN 22 JUL 22 AUG 22 SEP 22 OCT 22 NOV 22 DEC 22 JAN 23 FEB 23 MAR 23 APR 23 MAY 23 JUN 23 JUL 23 AUG 23 SEP 23 OCT 23 NOV 23 DEC 23 TNA TOTAL MEC TNA MONSTER TNA REIGN TNA NOS TNA FULL THROTTLE TNA RED BULL TNA CELSIUS TNA 5-HOUR TNA ROCKSTAR TNA C4 TNA BANG

ENERGY CATEGORY TOTAL U.S. UNIT SHARE – ALL MEASURED CHANNELS Source: Nielsen Total US xAOC + Conv TNA Energy 0 5 10 15 20 25 30 35 40 JAN 22 FEB 22 MAR 22 APR 22 MAY 22 JUN 22 JUL 22 AUG 22 SEP 22 OCT 22 NOV 22 DEC 22 JAN 23 FEB 23 MAR 23 APR 23 MAY 23 JUN 23 JUL 23 AUG 23 SEP 23 OCT 23 NOV 23 DEC 23 TNA TOTAL MEC TNA MONSTER TNA REIGN TNA NOS TNA FULL THROTTLE TNA RED BULL TNA CELSIUS TNA 5-HOUR TNA ROCKSTAR TNA C4 TNA BANG

ENERGY DRINKS SPARKLING SOFT DRINKS WATER SPORT DRINKS JUICE/JUICE DRINKS RTD COFFEE RTD TEA $ CHG YA $237.6M $73.7M $52.4M $48.7M $9.1M -$25.6M $11.8M $ % CHG YA 8.0% 3.1% 5.1% 6.0% 1.9% -7.1% 4.1% $237.6M $73.7M $52.4M $48.7M $9.1M -$25.6M $11.8M TOTAL NON-ALC BEVERAGE BY CATEGORY BEVERAGE LANDSCAPE TOTAL U.S. CONVENIENCE TOTAL U.S. CONVENIENCE SNAPSHOT 13WKS Source: Nielsen Syndicated db Total US Conv 13 weeks ending 12/30/2023 ENERGY DRINKS 37.1% SPARKLING SOFT DRINKS 27.8% WATER 12.3% SPORT DRINKS 9.9% JUICE/JUICE DRINKS 5.5% RTD COFFEE 3.9% RTD TEA 3.5% TOTAL NON-ALC BEVERAGE BY CATEGORY $ SHARE $ SHARE CYA ENERGY DRINKS 1.0% SPARKLING SOFT DRINKS -0.5% WATER 0.0% SPORT DRINKS 0.1% JUICE/JUICE DRINKS -0.2% RTD COFFEE -0.5% RTD TEA 0.0% TOTAL BEVERAGE $ CHG YA $407.9M $ % CHG YA 4.9%

BRAND PERFORMANCE TOTAL U.S. CONVENIENCE TOTAL U.S. CONVENIENCE SNAPSHOT 13WKS Source: Nielsen Total US Convenience 13 weeks ending 12/30/2023 TNA Energy Products $ $ % Chg YA Units Units % Chg YA $ Shr $ Shr Chg YA TNA ENERGY $3,286,591,461 7.4% 1,085,862,729 5.5% 100.0 0.0 TNA TOTAL MEC $1,181,939,124 4.5% 397,920,284 2.3% 36.0 -1.0 TNA MONSTER $972,243,413 2.3% 325,503,110 0.1% 29.6 -1.5 TNA REIGN $99,206,316 29.8% 35,270,893 31.2% 3.0 0.5 TNA NOS $85,934,302 8.5% 28,151,348 3.7% 2.6 0.0 TNA FULL THROTTLE $24,483,987 10.0% 8,967,304 6.7% 0.7 0.0 TNA RED BULL $1,145,698,606 3.2% 342,652,191 0.8% 34.9 -1.4 TNA CELSIUS $242,376,203 151.8% 92,818,159 151.1% 7.4 4.2 TNA 5-HOUR $113,574,828 -6.2% 30,548,847 -8.3% 3.5 -0.5 TNA ROCKSTAR $108,827,355 -4.5% 45,075,928 -11.5% 3.3 -0.4 TNA C4 $110,896,812 59.6% 37,025,848 51.0% 3.4 1.1 TNA STARBUCKS $88,716,058 -15.4% 22,513,376 -21.5% 2.7 -0.7 TNA ALANI NU $36,041,350 89.0% 12,608,462 92.3% 1.1 0.5 TNA GHOST $92,599,272 51.5% 31,697,293 47.0% 2.8 0.8 TNA BANG $47,132,517 -61.3% 16,442,332 -63.0% 1.4 -2.5 TNA PRIME ENERGY $13,000,394 - 4,420,168 - 0.4 0.4 TNA FAST TWITCH $15,344,928 - 5,730,096 - 0.5 0.5 TNA ALL OTHER $90,444,013 -17.9% 46,409,744 -12.6% 2.8 -0.8

BRAND PERFORMANCE TOTAL U.S. CONVENIENCE TOTAL U.S. CONVENIENCE SNAPSHOT 5WKS Source: Nielsen Total US Convenience 5 weeks ending 12/30/2023 TNA Energy Products $ $ % Chg YA Units Units % Chg YA $ Shr $ Shr Chg YA TNA ENERGY $1,210,617,691 7.5% 398,270,733 5.5% 100.0 0.0 TNA TOTAL MEC $435,023,698 4.3% 146,692,315 2.7% 35.9 -1.1 TNA MONSTER $357,543,467 2.2% 119,932,734 0.5% 29.5 -1.5 TNA REIGN $36,380,392 25.5% 12,966,560 28.0% 3.0 0.4 TNA NOS $31,958,451 10.1% 10,452,691 6.2% 2.6 0.1 TNA FULL THROTTLE $9,119,113 11.3% 3,331,555 8.2% 0.8 0.0 TNA RED BULL $425,109,138 3.8% 124,873,803 0.0% 35.1 -1.3 TNA CELSIUS $89,774,846 131.6% 34,685,804 136.1% 7.4 4.0 TNA 5-HOUR $42,394,930 -5.1% 11,465,925 -7.0% 3.5 -0.5 TNA ROCKSTAR $39,667,810 -6.2% 16,446,033 -12.5% 3.3 -0.5 TNA C4 $41,622,519 59.3% 13,872,227 51.2% 3.4 1.1 TNA STARBUCKS $31,535,975 -15.1% 8,071,413 -20.3% 2.6 -0.7 TNA ALANI NU $12,921,963 88.4% 4,542,796 93.1% 1.1 0.5 TNA GHOST $33,285,926 41.1% 11,367,559 37.3% 2.7 0.7 TNA BANG $17,381,622 -55.5% 6,052,176 -57.1% 1.4 -2.0 TNA PRIME ENERGY $4,390,768 - 1,512,263 - 0.4 0.4 TNA FAST TWITCH $5,093,366 - 1,911,772 - 0.4 0.4 TNA ALL OTHER $32,415,130 -20.1% 16,776,649 -16.0% 2.7 -0.9

DISTRIBUTION MONSTER IS NOW DISTRIBUTED IN 144 COUNTRIES AND TERRITORIES. STRATEGIC BRANDS ARE NOW DISTRIBUTED IN 64 COUNTRIES AND TERRITORIES. REIGN IS NOW DISTRIBUTED IN 25 COUNTRIES AND TERRITORIES. AFFORDABLE ENERGY (PREDATOR & FURY) IS NOW DISTRIBUTED IN 37 COUNTRIES AND TERRITORIES. ONE OR MORE OF THE COMPANY’S ENERGY DRINKS ARE DISTRIBUTED IN A TOTAL OF 158 COUNTRIES AND TERRITORIES WORLDWIDE. As of 10/31/2023

DISTRIBUTION MONSTER ENERGY DRINKS

STRATEGIC BRANDS EXISTING MARKETS

REIGN EXISTING MARKETS

AFFORDABLE ENERGY EXISTING MARKETS

AFFORDABLE ENERGY EXPANSION MARKETS EMEA LATAM COLOMBIA (FURY) ECUADOR (FURY) GUYANA (PREDATOR) PANAMA (FURY) PERU (FURY) APAC BANGLADESH (PREDATOR) CHINA (PREDATOR) INDONESIA (PREDATOR) PAKISTAN (PREDATOR) PHILIPPINES (PREDATOR) THAILAND (PREDATOR) UZBEKISTAN (PREDATOR) ALGERIA (PREDATOR) MOROCCO (PREDATOR) REP. OF THE CONGO (PREDATOR) SOMALIA (PREDATOR) TARGETED LAUNCHES

VALUE SHARE GROWTH SELECT GLOBAL MARKETS

SELECT MARKETS SNAPSHOT YTD

	MONSTER VALUE SHARE LATEST YTD '23	MONSTER VALUE SHARE LATEST YTD '22	PORTFOLIO VALUE SHARE LATEST YTD '23	PORTFOLIO VALUE SHARE LATEST YTD '22	MONSTER VALUE GROWTH	ENERGY CATEGORY VALUE GROWTH
ARGENTINA	55.5%	49.9%	55.5%	49.9%	167.9%	140.8%
AUSTRALIA	17.6%	14.9%	28.4%	26.3%	36.2%	15.5%
BRAZIL	43.4%	41.2%	44.2%	42.2%	31.5%	24.7%
CANADA	37.5%	36.1%	41.6%	40.7%	16.1%	11.8%
CHILE	41.0%	37.7%	41.5%	37.9%	23.1%	13.2%
FRANCE	32.2%	31.4%	32.2%	31.4%	23.9%	21.0%
GERMANY	17.0%	15.3%	17.3%	15.8%	23.6%	11.2%
GREAT BRITAIN	31.4%	29.7%	34.3%	33.4%	22.2%	15.6%
JAPAN	56.8%	54.6%	56.8%	54.6%	2.0%	-2.0%
SOUTH AFRICA	18.3%	19.8%	34.3%	36.9%	19.2%	28.8%
SOUTH KOREA	56.4%	59.0%	56.4%	59.0%	9.1%	14.0%
MEXICO	29.2%	28.3%	35.0%	32.4%	23.4%	19.5%
POLAND	18.6%	19.9%	21.1%	22.3%	5.2%	12.0%
SPAIN	40.8%	39.6%	45.9%	45.2%	23.2%	19.5%

Most Recent Data Available:

Source: Nielsen Argentina YTD thru 10/31/23; IRI Scan Australia, Total Measured Market, YTD thru 12/24/2023; Nielsen Brazil YTD thru 10/31/23; Nielsen Canada All Channels YTD thru 12/02/2023; Nielsen Chile YTD thru 10/31/23; Nielsen France All Measured Retail Channels YTD thru 11/05/2023; Nielsen Germany All Measured Retail Channels Excl. Hard Discounters YTD thru 11/04/2023; Nielsen Great Britain All Measured Retail Channels YTD thru 11/04/2023; Intage Japan CVS Channel YTD thru 10/31/23; Nielsen South Africa All Measured Retail Channels YTD thru 10/01/2023; Nielsen South Korea All Channels YTD thru 11/30/2023; Nielsen Mexico YTD thru 10/31/23; Nielsen Poland All Measured Retail Channels YTD thru 09/30/2023; Nielsen Spain All Measured Retail Channels YTD thru 11/04/2023

UPDATES ON CHINA (2024)

STEADY AND SUSTAINABLE GROWTH OF MONSTER AND LAUNCH OF PREDATOR

EXPANDING MONSTER STEP BY STEP AND ADDING PREDATOR (Q2)


MONSTER ENERGY
MONSTER ENERGY ULTRA
MONSTER ENERGY
MONSTER ENERGY ULTRA SUNRISE
MONSTER ENERGY ULTRA PARADISE
PIPELINE PUNCH
MONSTER ENERGY
PREDATOR ENERGY
猎兽
GOLD STRIKE

2022 | 2023 | New 2024 | New 2024



MONSTER AVAILABLE IN ALL PROVINCES WITH SPECIFIC FOCUS ON THE FOLLOWING:

- Shanghai
- Beijing
- Guangdong
- Jiangsu
- Zhejiang
- Henan
- Liaoning
- Sichuan
- Shandong

PREDATOR INITIAL LAUNCH PROVINCES:

- Guangdong
- Anhui
- Hebei
- Guizhou

REINFORCING THE ASSOCIATION WITH ACTION /STREET SPORTS



Su Yiming:
Gold Medalist Olympics 2022



Street Basketball
Activations



Zhang Weili
UFC Strawweight Champion



UTC 2024
Zhang Weili

BUILDING MONSTER AVAILABILITY AND VISIBILITY IN CORE CHANNELS







Continuous distribution expansion in CVS, Modern and General Trade

MAJOR SPONSORSHIPS 2023 WINTER SUMMER

NEW TEAM SPONSORSHIP 2024

AMBASSADORS 2023



TIGER WOODS
GOLF LEGEND


1

RICKY CARMICHAEL
SUPERCROSS LEGEND



VALENTINO ROSSI
9X MOTOGP CHAMPION



ROB GRONKOWSKI
4X SUPERBOWL CHAMPION


ROXY

CHLOE KIM
OLYMPIC AND X GAMES SNOWBOARD CHAMPION


NHRA
MONSTER
ENERGY

BRITTANY FORCE
2X NHRA TOP FUEL CHAMPION


1ST
PLACE
MEN

NYJAH HUSTON
STREET SKATE LEGEND



KURT BUSCH
NASCAR AND DAYTONA 500 CHAMPION


GoPro
DAKINE

JAMIE ANDERSON
MOST DECORATED FEMALE X GAMES ATHLETE



ICE CUBE
MUSIC & LIFESTYLE ICON

CHAMPIONS 2023


Lenovo

FRANCESCO BAGNAIA
MOTOGP WORLD CHAMPION


PARTS UNLIMITED

CHASE SEXTON
2023 SUPERCROSS CHAMPION



FILIPE TOLEDO
SURFING WORLD CHAMPION



RAYSSA LEAL
STREET LEAGUE OF SKATEBOARD WORLD CHAMPION



MEGAN OLDHAM
X GAMES GOLD WOMEN'S SKI SLOPE STYLE AND BIG AIR



GAON CHOI
X GAMES GOLD SNOWBOARD SUPERPIPE



KEVIN PERAZA
X GAMES GOLD BMX STREET AND PARK BEST TRICK



TY GIBBS
ROOKIE OF THE YEAR NASCAR CUP SERIES

MMA CHAMPIONS 2023

MONSTER ENERGY



JON JONES
UFC HEAVYWEIGHT CHAMPION



SEAN STRICKLAND
UFC MIDDLEWEIGHT CHAMPION



ISLAM MAKHACHEV
UFC LIGHTWEIGHT CHAMPION



ZHANG WEILI
UFC STRAWEIGHT CHAMPION



JOHNNY EBLEN
BELLATOR MIDDLEWEIGHT CHAMPION



PATRICIO PITBULL
BELLATOR FEATHERWEIGHT CHAMPION



CRIS CYBORG
BELLATOR FEATHERWEIGHT CHAMPION



JUAN ARCHULETA
RIZIN BANTAMWEIGHT CHAMPION

PRIMARY SPONSOR

UFC

BELLATOR

MOTOGP 2023 World Champions, Four In A Row FRANCESCO BAGNAIA 2022 & 2023 WORLD CHAMPION JOAN MIR 2020 WORLD CHAMPION FABIO QUARTARARO 2021 WORLD CHAMPION

E-SPORTS EVENTS 2023 TEAM LIQUID 3.3M Followers ATLANTA FAZE 400K Followers GEN.G 425K Followers @Teep 1.8M Followers USA @Jericho 3.3M Followers USA @SkyrrozTV 4.2M Followers France/Mexico @Pow3r 3.5M Followers Italy ZETA DIVISION 825k Followers GAM Esports 31k Followers 414M+ Hours Watched 321K Attendees + 11M+ Hours Watched 31K Attendees @PAGO3 1.7M Followers Poland @Resttpowered 713K Followers Slovakia @AnnieFuchsia 596K Followers Sweden @Sc0ut 11M Followers India @MortaL 8.6MFollowers India @Missrage 722K Followers Austria @Get_Right 1.4M Followers Sweden

MUSIC 2023 TOP ARTISTS TOP TOURS & FESTIVALS BUN B JONATHAN DAVIS ROYCE DA 5'9" FISHER N.O.R.E BENNY THE BUTCHER ICE CUBE ANTHRAX

SOCIAL 2023 • 45 Million Social Followers • 4.5 Billion Paid Media Impressions 2,859,650 TikTok Followers 25,246,351 Facebook Followers 3,975,442 Twitter Followers 8,644,318 Instagram Followers 3,170,000 YouTube Subscribers 40,850 Twitch Subscribers MONSTER ENERGY ON INSTAGRAM PRODUCT ON TIKTOK ACTIVATION OF TRIMESTER PROMOTIONS KEY HIGHLIGHTS Source: MEC Digital – Dates: 1/1/2023 – 11/15/2023

RETAIL PROMOTIONS U.S. 2023

T1 - ZERO SUGAR


MONSTER
ENERGY
ZERO SUGAR
ZERO SUGAR
100% MONSTER
ZERO SUGAR
100% MONSTER

A full 360 launch designed to garner maximum awareness. Program included national media campaign supported by PR, POS materials, sports properties, ambassadors, sampling and digital etc.

T2 - UFC PROMO


WIN
THE ULTIMATE UFC TRIP
REIGN
BUY
SCAN
ZERO SUGAR
100% MONSTER

The global promotion to celebrate UFC's 30th Anniversary. Program elements included fly away prizing, meet and greets, merch giveaways 1 year of PPV fights + Fight Week tickets. Program was supported globally by digital media.

T3 - GAMING PROMO


MODERN WARFARE III
$19.98

Promotion spanned 40+ countries using co-branded cans, curated exclusive game play content, esports, gaming ambassadors and custom digital support to engage our fans.

RETAIL PROMOTIONS U.S. 2024 28 T1 FOCUS ON INNOVATION T3 CALL OF DUTY T2 GEAR PROGRAM 2024 PROGRAMS DOES NOT INCLUDE ALL NEW 2024 LAUNCHES

RETAIL PROMOTIONS EMEA 2023 2023 EMEA MONSTER PROGRAMS COUNTRIES RAN MINIMUM TWO OF THESE PROMOTIONS PER YEAR LEWIS HAMILTON NPD LAUNCH, RETAIL PROMO & CONTENT MOTOGP SILVERSTONE RETAIL PROMO UFC IN NYC RETAIL PROMO CALL OF DUTY ON PACK RETAIL PROMO & CONTENT Q1 Q2 Q3 Q4

RETAIL PROMOTIONS EMEA 2024 2024 EMEA MONSTER PROGRAMS COUNTRIES CAN RUN TWO TO FOUR OF THESE PROMOTIONS PER YEAR All artworks are concept only GREEN ZERO SUGAR NPD LAUNCH & CONTENT + XGAMES RETAIL PROMO MOTOGP DUCATI EXPERIENCE RETAIL PROMO UFC EXPERIENCE RETAIL PROMO CALL OF DUTY ON PACK RETAIL PROMO & CONTENT Q1 Q2 Q3 Q4

ULTRA FLAVOR UNLEASHED INNOVATION – ULTRA STRAWBERRY DREAMS T3 CALL OF DUTY/MODERN WARFARE NATIONAL LAUNCH CAMPAIGN NATIONAL DIGITAL PROGRAMMING

JUICE MONSTER TAKE FLAVOR TO THE LIMITS 2023 AMBASSADOR SOCIAL CONTENT 2023 JUICE MONSTER SOCIAL CONTENT, UCG, EVENTS, AND 12PK INNOVATION

JAVA MONSTER COFFEE WITH ATTITUDE BRAND PARTNERS + CREATORS EVENT ACTIVATIONS COLLABORATIONS + CONTENT 2023 FOCUS PERIOD + NPD SUPPORT

REHAB MONSTER REFRESH + RECOVER + REVIVE REHAB WILD BERRY TEA + FULL FAMILY NATIONAL DIGITAL CAMPAIGN 2023 INNOVATION REHAB MONSTER WILD BERRY TEA LAUNCH EVENT ACTIVATIONS 2023 AMBASSADOR SOCIAL CONTENT

REIGN TOTAL BODY FUEL REGIONAL, NATIONAL & GLOBAL PARTNERSHIPS INNOVATION SOUR GUMMY WORM CONSUMER PROGRAMS ALL OF 2024 – NATIONAL 35

REIGN STORMCLEAN ENERGY FOR EVERYBODY PARTNERSHIPS & PLATFORMS DIGITAL/SOCIAL CAMILLE KOSTEK AINSLEY RODRIGUEZ KINSEY WOLANKSI @drinkreignstorm AMBASSADORS INNOVATION CONSUMER PROGRAMS

MONSTER U.S. INNOVATION 2024

REIGN U.S. INNOVATION 2024

REIGN STORM U.S. INNOVATION 2024 12oz

BANG BRAND REFRESH 2024

STRATEGIC BRANDS INNOVATION 2024

NOS GET AFTER IT NATIONAL DIGITAL MEDIA DELIVERING OVER 700M IMPRESSIONS Source: Facebook Ads Manager, Google Campaign Manager ATHLETES & PARTNERS 12 ATHLETES / 300+ EVENTS NOS ZERO SUGAR LAUNCH Q4 2023 – Q1 2024 POS | DIGITAL | SOCIAL MEDIA | ATHLETE SUPPORT | PR

FULL THROTTLE Hard Working American Energy NATIONAL FLAGS OF VALOR PROGRAM Delivering 35M Impressions ATHLETES & AMBASSADOR CONTENT 6 Partners

RELENTLESS #WITHOUTLIMITS OWNING UK URBAN MUSIC AND THE CULTURE THAT SURROUNDS IT TOP TIER UK ARTIST COLLABORATIONS MAJOR FESTIVAL SPONSORSHIPS COMMUNITY EVENTS AND CONTENT PROJECTS ‘FREEFORM’ MUSIC PLATFORM FOR YOUNG CREATIVES

BURN LIGHT IT UP OUR POSITIONING IS TO BE THE MOST RESPECTED BRAND IN MUSIC & FIRE UP CULTURE

MOTHER ENERGY SERIOUSLY UNSERIOUS! AUSSIE HUMOR & GOOD TIMES UNIQUE FLAVOURS AUSTRALIAN DNA BRAND AMBASSADORS

LIVE+ ENERGY THIS IS LIVIN' EZ LIFESTYLE & COMEDY

POWERPLAY PLAY HARD LOCAL URBAN MUSIC AND STREET CULTURE

NALU FRUITY ENERGIZER FRUITS, CREATIVITY & URBAN LIFESTYLE TARGETED SAMPLING ABOVE THE LINE LIFESTYLE BRAND AMBASSADORS DIGITAL STORYTELLING EXPERIENCES

AFFORDABLE ENERGY

AFFORDABLE ENERGY DISTRIBUTION FURTHER EXPANSION OF FLAVORS AND VARIOUS COUNTRIES IN 2023

PREDATOR AND FURY AFFORDABLE ENERGY GLOBAL ASSET LIVERPOOL FOOTBALL CLUB FOR CONSUMERS DEMANDING FUCTIONALITY, TASTE AND LIFESTYLE BUT POSITIONED WITHIN THE AFFORDABLE ENERGY CATEGORY. PREDATOR ENERGY HAS A UNIQUE POSITIONING AND OWNABLE LOOK & FEEL VIA BRAND ICON, GOLD COLOR AND AMBASSADORS THAT EMBRACE THE CONQUERING SPIRIT. CAPITALIZING ON INCREMENTAL OPPORTUNITIES ACROSS LATAM, AFRICA, MIDDLE EAST AND ASIA. A DIFFERENTIATED TARGET CONSUMER FROM PREMIUM ENERGY DRINKERS. STADIUM SAMPLING MEXICO – SUMMER 2023 LIVERPOOL FC POS CONSUMER ACTIVATION EGYPT – FALL 2023

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THE BEAST UNLEASHED IS THE BEST-SELLING NEW BEER BRAND IN 2023

MEAN GREEN IS THE BEST SELLING NEW FMB SINGLE SERVER AND WHITE HAZE + PEACH PERFECT ARE IN THE TOP 10

TOP 10 NEW BRANDS IN BEER



The Beast Unleashed
$87,718,114
Modelo Oro Light Beer
Simply Peach
Busch Light Peach
Voodoo Ranger Fruit Force
White Claw Blackberry
White Claw Peach
Heineken Silver
Cayman Jack Zero Sugar
Mike's Zero Sugar

TOP 10 NEW FMB SINGLE SERVES



The Beast Unleashed Mean Green Can Aluminum 1Pk 16Oz
$16,084,563
Four Loko Can Aluminum 1Pk 24/25Oz
Twisted Tea Pineapple Tea Can Aluminum 1Pk 24/25Oz
The Beast Unleashed White Haze Can Aluminum 1Pk 16Oz
$8,422,971
Simply Spiked Signature Peach Can Aluminum 1Pk 24/25Oz
The Beast Unleashed Pch Prfct Can Aluminum 1Pk 16Oz
$6,544,031
Steel Reserve Orange Soda Can Aluminum 1Pk 24/25Oz
Arizona Hard Green Tea Gns Hny Can Aluminum 1Pk 22Oz
Canta Ritos Mandarin Hard Soda Can Aluminum 1Pk 24/25Oz
Arizona Hard Iced Tea Lemon Can Aluminum 1Pk 22Oz

NIQ TTL US xAOC + Liquor Plus + Convenience
YTD Thru 11.25.23

Press Coverage THE BEAST DISPLAY ACTIVITY

MARKETING pillars music motorsports Tailgate + Afterparty

INTRODUCING 24oz Single Cans 6.0% ABV 12 pack Variety – 12oz Slim

58 BRAND FAMILY SPONSORSHIP SAMPLING PROGRAMS Jai Alai brand refresh Coming Soon!

59 BRAND FAMILY SPONSORSHIP MEDIA PROGRAMS

DIGITAL CONTENT (Tour Water + Existing Monster Influencers) ON PREMISE / FESTIVALS AMBASSADORS (Tour Water + Existing Monster Ambassadors) TOUR WATER MARKETING DRIVE BRAND AWARENESS!

PRODUCTION FACILITIES NORWALK PHOENIX SAN FERNANDO ATHY - IRELAND

97% of Monster products are packaged in 100% recyclable aluminum cans. Recycled aluminum makes up 68-73% of a Monster can which uses 90% less energy to make versus using new aluminum. Monster has committed to set near-term science-based emissions reduction targets in line with the SBTi Criteria and Recommendations. Our warehouses recycle hundreds of thousands of pounds of material per year. Monster is regionalizing manufacturing to cut miles travelled, most recently in Malaysia, South Africa and Chile. Monster is installing solar panels at many of its facilities. When complete, it is estimated that the carbon dioxide emissions produced by these facilities will be reduced by approximately 5,258 metric tons per year. Monster donated funds to plant 100,000 trees to reforest fragile land hit by wildfires and to promote climate stability – enough trees to fill five Central Parks. Tree planting is in process and will be completed by May 31, 2024. SOLAR Creating and maintaining a company focused on sustainability is a Monster priority. From our environmentally friendly packaging to our installation of solar arrays, we are examining ways to reduce our impact on the environment. SUSTAINABILITY REPORT PACKAGING

EQUITY DIVERSITY AND INCLUSION Ongoing Assessment & Analysis Philanthropy • Appointed a new SVP of EDI and Philanthropy. • Appointed a new EDI council for 2024-2025. • Created a vision and mission for the council to support EDI initiatives. Training and Development Council built and has begun implementing strategic vision through company trainings at divisional meetings and digital communication. Charity priorities included: • Military - active duty / injured & retired • First responders • Education • Our athletes and their charities • Social responsibility The Company also made and will continue to make financial contributions to organizations empowering under-represented people in our communities.

GLOBAL PHILANTHROPIC SUPPORT 2023 HIGHLIGHTS HUMANITARIAN AID MILITARY SUPPORT • Partnered with Invictus Games • Supported Enlisted Aide of the Year Award • Visited troops in Guantanamo Bay with Monster Ambassador Kurt Busch SOCIAL RESPONSIBILITIES • e-waste recycling day • Prescription glasses recycling event • Thanksgiving meal drive • Christmas toy drive • Anti-Cancer walk • MS fundraiser bike ride • 2 American Red Cross Blood Drives CARING FOR OUR OWN • Emergency Financial Assistance • Employee Match Program • Volunteer Time off

SOLID FINANCIAL RESULTS *Includes a net $17.5 million gain on the Bang transaction (net of expenses and tax) 31 CONSECUTIVE YEARS OF INCREASED SALES SINCE THE ACQUISITION OF THE HANSEN BEVERAGE BUSINESS IN 1992. ACHIEVED $6.3 BILLION IN NET SALES IN 2022 UP 13.9% OVER NET SALES OF $5.5 BILLION IN 2021. FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023, ACHIEVED $1.19 IN DILUTED EARNINGS PER SHARE* ACHIEVED $1.2 BILLION IN NET INCOME IN 2022 ACHIEVED $1.12 IN DILUTED EARNINGS PER SHARE IN 2022 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023, ACHIEVED $5.4 BILLION IN NET SALES UP 12.8% OVER NET SALES OF $4.8 BILLION FOR THE SAME PERIOD IN 2022. FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023, ACHIEVED $1.3 BILLION IN NET INCOME* SUBSEQUENT TO THE COMPANY’S Q3 EARNINGS RELEASE, THE COMPANY PURCHASED APPROXIMATELY 0.8 MILLION SHARES AT AN AVERAGE PRICE OF $54.57 PER SHARE.

QUESTION AND ANSWER SESSION TO BEGIN SHORTLY